FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2020
Nonoperating Income (Expense) [Abstract]
Schedule of Financial (Expenses), Net
	2020	2019
	$	$
Financial expenses:

Interest, bank charges and fees	(3,812)	(1,946)
Exchange differences, net	(316)	(1,531)

Total financial expenses	(4,128)	(3,477)
Financial income:
Interest income	15	188

Total financial income	15	188

Total financial expenses, net	(4,113)	(3,289